UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 16, 2007

                                 --------------

                                CARLATERAL, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                       000-52639                  20-4158835
----------------------------    ------------------------        -------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                            Science Park, Xushui Town
                          Boading City, Hebei Province
                       People's Republic of China 072550 .
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                (86) 312-8605508
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                 112 North Currie Street, Carson City, NV 89703
                 ----------------------------------------------
                 (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Principal Officers; Appointment of Principal Officers

Resignation of Officer

      Effective November 16, 2007, Hui Ping Cheng resigned in her capacity as the Chief Executive Officer, President and Chief Financial Officer of Carlateral, Inc. (the "Company").

Appointment of Officers

      Effective November 16, 2007, each of the following individuals was appointed by the board of directors of the Company to serve until his or her successor is chosen or upon his or her earlier resignation or removal as an officer of the Company in accordance with the bylaws of the Company:

           Name                    Age            Position
           ----                    ---            --------

           Zhenyong Liu            44             Chief Executive Officer

           Jing Hao                24             Chief Financial Officer

           Dahong Zhou             28             Secretary

Business Experience

Zhenyong Liu - Chief Executive Officer

      Zhenyong Liu was appointed as our Chief Executive Officer on November 16, 2007. Mr. Liu also serves as Chairman of Hebei Baoding Orient Paper Milling Company Limited, a position he has held since 1996. Hebei Baoding Orient Paper Milling Company Limited is the Chinese operating subsidiary of Dongfang Zhiye Holding Limited ("DZHL"), which entity was acquired by our Company under that merger transaction consummated on October 30, 2007 (the "Merger Transaction") and reported by us on our Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on November 2, 2007. From 1990 to 1996, he served as Plant Director of Xinxin Paper Milling Factory. Mr. Liu served as General Manager of Xushui Town Huandong electronic appliances procurement station from 1986 to 1990 and as Vice Plant Director of Liuzhuang Casting Factory from 1982 to 1986.

Jing Hao - Chief Financial Officer

      Jing Hao was appointed as our Chief Financial Officer on November 16, 2007. Ms. Hao also serves as Chief Financial Officer of Hebei Baoding Orient Paper Milling Company Limited, a position she has held since 2006. Hebei Baoding Orient Paper Milling Company Limited is the Chinese operating subsidiary of DZHL, which entity was acquired by our Company under the Merger Transaction reported in our Current Report filed November 2, 2007. From 2005 to 2006, She served as Manager of Financial Department for Hebei Baoding Orient Paper Milling Company Limited from 2005 to 2006 and as Assistant Manager of Financial Department for Shandong Chenming Paper Milling Group Company Limited from 2004 to 2006.

Dahong Zhou - Secretary

      Dahong Zhou was appointed as our Secretary on November 16, 2007. Dahong Zhou also serves as Executive Manager of Hebei Baoding Orient Paper Milling Company Limited, a position she has held since 2006. Hebei Baoding Orient Paper Milling Company Limited is the Chinese operating subsidiary of DZHL, which entity was acquired by our Company under the Merger Transaction reported in our Current Report filed November 2, 2007.

Related Transactions and Relationships

      None of the newly appointed officers of the Company hold any directorships with any other reporting companies in the United States. There are no family relationships among the newly appointed officers.

      Except for the merger transaction previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2007 (the "Merger Transaction"), during the last two years there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which any of the newly appointed officers (or any member of their respective immediate families) had or is to have a direct or indirect material interest. As part of the consideration paid in the Merger Transaction, the Company issued shares of our common stock on a pro rata basis to the shareholders of DZHL, the target company acquired by us in the Merger Transaction. Zhenyong Liu, one of the newly appointed officers, was a shareholder of DZHL and, accordingly, received 15,646,043 shares of the Company's common stock in the Merger Transaction, representing 39% of the shares then issued and outstanding.

Item 5.03 Change in Fiscal Year

      On November 16, 2007, our board of directors elected under our bylaws to change the Company's fiscal year end from February 28th to December 31st to coincide more closely with the fiscal reporting year of the Chinese operating company acquired in the Merger Transaction.

      Accordingly, we intend to file with the Securities and Exchange Commission in the fiscal year 2008 a Transition Report, covering the ten-month transition period ended December 31, 2007, which report is occasioned by the change of the Company's fiscal year end. Prior to such filing, we shall file a quarterly report on Form 10-QSB for the prior FYE third quarterly period ending November 30, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2007                      CARLATERAL, INC.


                                              By: /s/ Zhenyong Liu
                                                  ------------------------------
                                                  Name:  Zhenyong Liu
                                                  Title: Chief Executive Officer